Investor Presentation
Data as of September 30, 2011

▪ This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,”
 “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements.
▪ Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation to update or revise any forward-looking statements.
▪ Many factors could affect future financial results including, without limitation: the impact of adverse changes in the economy and real estate markets; increases in non-performing assets which may reduce the level of earning assets and require the Corporation to increase the allowance for credit losses, charge-off loans and incur elevated collection and carrying costs related to such non-performing assets; acquisition and growth strategies; market risk; changes or adverse developments in political or regulatory conditions; a disruption in, or abnormal functioning of, credit and other markets, including the lack of or reduced access to markets for mortgages and other asset-backed securities and for commercial paper and other short-term borrowings; changes in the levels of, or methodology for determining, FDIC deposit insurance premiums and assessments; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and other income growth; investment securities gains and losses; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth or a decline in loans originated; relative balances of rate-sensitive assets to rate-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.
▪ For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”
 set forth in the Corporation’s filings with the Securities and Exchange Commission.
Forward-Looking Statements

Presentation Outline
 ▪ About Us
 ▪ Strategy
 ▪ Q3/11 Overview
 ▪ Growth
 ▪ Capital
 ▪ Risk Management
 ▪ Detailed Financial Performance
 ▪ Supplemental Information

About Us (as of 9/30/11)
▪ Mid-Atlantic financial holding company
▪ 6 community banks / 5 states
▪ Fulton Financial Advisors
▪ Fulton Mortgage Company
▪ 272 community banking offices
▪ Asset size: $16.3 billion
▪ 3,800 team members
▪ Market capitalization: $1.8 billion
▪ Book value per common share: $9.93
▪ Tangible book value per common share: $7.20
▪ Shares outstanding: 199.9 million

A Valuable Geographic Franchise

Further Charter Consolidation
▪ Fulton Bank of New Jersey
▪ Merger of Skylands Community Bank
 and The Bank (10/23/11)
▪ Headquartered in Mt. Laurel
▪ Assets of $3.5 billion / 3rd largest
 commercial bank in NJ
▪ 75 branches
▪ 15 of 21 counties
▪ Single brand in Philadelphia SMSA

Further Charter Consolidation

Superior Customer Experience
WE WILL CARE, LISTEN,
UNDERSTAND, AND DELIVER

Our Brand
COMMUNITY BANKING
SMALL BUSINESS
HIGH NET WORTH
RETAIL BANKING

▪ Corporate Culture
▪ Customer Commitment
▪ Team-Based Relationship
 Management
▪ Branch Manager Empowerment
▪ Superior Customer Experience
▪ Reputation
▪ Brand
Key Resources

3rd Quarter Highlights
▪ Diluted EPS of 20 cents, up 11 % linked
 quarter, 25% over Q3/10
▪ Continued ROA improvement, up 6 bps LQ
▪ Non-interest income growth, up 3% LQ
▪ $5 million decrease in provision
▪ Lower funding costs / earning asset yields,
 NIM of 3.93%

3rd Quarter Overview / Credit
▪ Improvement in several credit metrics
▪ Reduction in the provision
▪ Loan growth offset by decrease in
 construction book
▪ Continued strength in mortgage
 banking

▪ Preserve and expand existing
 relationships
▪ Capitalize on market disruption -
 companies that value relationships
▪ Portfolio shorter-term mortgages
Strategy - Earning Asset Growth

▪ Significant yield pickup (3.70% vs.
 2.00% from MBS security yields)
▪ Shorter duration loans - 3.6 year
 average life on 15 year term
▪ Limits extension risk - extends to 6.3
 years with 300 basis point rate
 increase
Portfolio Mortgage Rationale

Deposit Growth
▪ Reduction in funding costs / change in
 mix
▪ Critical resource that positions us for
 recovery-driven rise in credit demand
▪ Continued re-pricing of maturing time
 deposits

Small Business Growth
▪Priority segment / dedicated segment
management
▪New account growth up 5% YTD

▪Online Business Resource Center

Non-Interest Income Growth
▪ Fulton Mortgage Company
 ▪ Leverage industry reputation
 ▪ Expand origination staff
▪ Fulton Financial Advisors
 ▪ Brokerage
 ▪ Commercial RM and retail referrals
▪ Offset Impact of Increased Regulation
 ▪ Value-based fee revisions
 ▪ Household growth / supplementary fee income

Capital Adequacy (09/30/11)

Potential Uses of Capital
 ▪ Support growth
 ▪ Dividends
 ▪ Acquisitions
 ▪ Repurchase stock

▪ Credit Quality
▪ Compliance
▪ Capital Planning
▪ Stress Testing
▪ Industry and Market Reputation
Risk Management

▪ 56 relationships with commitments to lend $20
 million or more
▪ Maximum individual commitment: $33 million
▪ Maximum commitment to any builder/developer:
 $25 million
 ▪ Maximum commitment to any one development project:
 $15 million
▪ Average commercial lending relationship size is
 $465,000
▪ Loans and corresponding relationships are within
 Fulton’s geographic market area
Summary of Larger Loans (9/30/11)

Commercial Loans by Industry (09/30/11)

Our Corporate Priorities
▪ ROA improvement
▪ Spread management / NIM
▪ Leverage market growth opportunities /
 small business sector
▪ Improve asset quality / reduce credit
 costs
▪ Build capital / deploy prudently with right
 opportunity
▪ Focus on EPS growth

Details of Financial
Performance

Income Statement Summary

Income Statement Summary (9/30/11)

International Bancshares Corp.
People’s United Financial, Inc.
Susquehanna Bancshares, Inc.
Synovus Financial Corporation
TCF Financial Corporation
UMB Financial Corporation
Valley National Bancorp
Webster Financial Corporation
*Fulton’s peer group as of September 30, 2011
Associated Banc-Corp
BancorpSouth, Inc.
BOK Financial Corporation
City National Corporation
Commerce Bancshares
Cullen / Frost Bankers, Inc.
First Horizon National
Corporation
FirstMerit Corporation
First Niagara Financial Group, Inc.

Peer Group*

Net Interest Margin

Interest Rates (Sept 30th - Quarter)

6 month cumulative gap: 1.10
Interest Rate Shocks (09/30/11)
Rate Change NII Change (Annual)  % Change

 +400 bp  + $ 88.8 million  + 15.4%
 +300 bp  + $ 62.5 million  + 10.8%
 +200 bp  + $ 36.2 million  + 6.3%
 +100 bp   + $ 11.6 million  + 2.0%
 - 100 bp  - $ 13.0 million  - 2.3%

Average Loans (Q3 2011 vs. Q2 2011)

Average Loans (Sept 30th - Year to Date)

Average Loan Growth

Allowance for Loan Losses to Non-accrual Loans

Construction Exposure
(7%)
(23%)
(18%)
($ in millions)
Construction Loans /
Total Loans
12.2%
10.5%
8.2%
6.7%
(22%)
7.0%
5.5%

Fulton Mortgage Company
▪ Applications up linked quarter / $715
 million from $477 million
▪ Pipeline $385 million vs. $215 million
 (Q3-2011 vs. Q2-2011)
▪ 35% purchase / 65% refinancing (Q3-
 2011 Pipeline)

Residential Mortgage Repurchase Activity
▪2011 - Servicing Retained
 ▪  Repurchased  $ 4,927,000.
▪2011 - Servicing Released
 ▪  Repurchased  $ 969,000.

Investment Portfolio (9-30-11)

Investment Portfolio - Municipal Holdings (09/30/11)

Investment Portfolio - Pooled TruPS Holdings (09/30/11)

Average Deposits (Q3 2011 vs. Q2 2011)

Average Deposits (Sept 30th - Year to Date)

Other Income (Q3 2011 vs. Q2 2011)

Other Income (Sept 30th - Year to Date)

More Efficient Than Peers

Other Expense (Q3 2011 vs. Q2 2011)

Other Expense (Sept 30th - Year to Date)

Income Statement Summary (YTD December)

Income Statement Summary (YTD December)

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com

Supplemental Information

Net Charge-offs (Recoveries) (Q3 2011)

Non-performing Loans* (09/30/11)

Loan Delinquency (Key Sectors) YOY
Category	Total (%) 09/30/11	90-Days 09/30/11	Total (%) 09/30/10	90-Days 09/30/10
Commercial Loans	3.07	2.50	2.31	2.87
Consumer Direct	1.70	0.81	1.54	0.70
Commercial Mortgage	3.13	2.29	2.87	2.31
Residential Mortgage	7.64	4.62	9.12	5.20
Construction	9.36	8.08	12.02	10.98
Total Portfolio	3.60	2.61	3.86	2.86

Loan Distribution by State (Q3 2011)

Residential Mtg by State (09/30/11)

C&I Loans by State (09/30/11)

Construction Loans (09/30/11)

Construction Loans by Type (09/30/11)

Shared National Credits  (09/30/11)

Investment Security Cash Flows

Investment Portfolio - Transactions (3rd Quarter 2011)

($ in Millions)

CD Maturities

FHLB Advance Maturities

Return on Equity and Assets

Total Risk-Based Capital Ratio

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com
Version 2011-11-09